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                                                                    EXHIBIT 10a2


                       SEVERANCE AND RETIREMENT AGREEMENT



         AMENDMENT dated as of February 3, 2003 to Severance Agreement dated as of January, 1, 1999 (the "Agreement"), as amended, between FORTUNE BRANDS, INC., a Delaware Corporation (the "Company"), and NORMAN H. WESLEY (the "Executive").

                              W I T N E S S E T H :

         WHEREAS, the Company and the Executive entered into the Agreement, as amended on January 1, 2000, in order to provide enhanced severance and retirement benefits in the event of termination of employment of the Executive under certain circumstances; and

         WHEREAS, the Company and the Executive desire to amend the Agreement in order to change the circumstances under which the Executive may be terminated by the Company for cause without obtaining the benefits of this Agreement and to change certain references to terms used in the revised Fortune Brands Pension Plan;

         NOW, THEREFORE, in consideration of the premises, the parties agree that the Severance Agreement is amended as follows:

         1. Sections 1(b)(ii) and 10(k) are amended by changing the reference from "Retirement Plan for Employees and Former Employees of Fortune Brands, Inc." to "Fortune Brands Pension Plan".

         2. Section 2(i) is amended by changing the reference "Average Actual Earnings" therein to "Final Average Compensation", and by changing the reference "Qualifying Employment" therein to "Vesting Service".

         3. Section 3(a)(i) is amended by changing the reference "Average Actual Earnings" therein to "Final Average Compensation", by changing the reference "Qualifying Employment" therein to "Vesting Service", by changing the reference "Service" therein to "Benefit Service" and by changing the reference "Actual Earnings" therein to "Compensation".

         4. Section 3(a) is further amended by changing the reference from "Actual Earnings" to "Compensation" in the last sentence thereof.

         5. Section 10(a) is amended by changing the reference from "Actual Earnings" to "Compensation".

         6. Section 10(b) is amended in its entirety as follows:

                  "(b) Cause. You may be terminated for Cause if (i) you engage in specified misconduct and (ii) we comply with certain procedural requirements.

                           (i) Specified Misconduct. To be terminated for Cause,
                  you must either

                                  (A)  engage in act(s) of dishonesty
                                       constituting a felony; or



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                                  (B)  willfully and continually fail
                                       substantially to perform your duties as
                                       an officer of the Company.

                                  You cannot be terminated for Cause, however, if your act(s) or failure

                                  (C) was done as a result of your bad judgment or negligence or your good faith belief that the act(s) or failure to act was not opposed to the interests of the Company;

                                  (D) meets the applicable standard of conduct for indemnification or reimbursement or payment of expenses under our By-laws, laws of the state of our incorporation or directors' and officers' liability insurance, as in effect at the time of the act(s) or failure to act; or

                                  (E) in the case of failure to perform duties only, results from your incapacity due to physical or mental illness.

                           (ii) Procedural Requirements. We may not terminate
                  you for Cause unless we comply with the following procedural requirements:

                                  (A)  Termination for Cause due to failure
                                       substantially to perform duties. Before
                                       we may terminate you for willfully and
                                       continually failing substantially to
                                       perform your duties as an officer of the Company, our Board of Directors must deliver a demand for substantial performance which specifically identifies the manner in which our Board believes that you have not substantially performed your duties and you must be given a reasonable time after such demand to perform your duties.

                                  (B) Any termination for Cause. Before we may terminate you for Cause

                                       (1)  our Board of Directors must hold a
                                            meeting for the purpose of
                                            determining whether you should be
                                            terminated for Cause;

                                       (2)  you must receive reasonable notice
                                            in advance of the Board meeting with
                                            an opportunity for you and your
                                            representative to be heard before
                                            the Board;

                                       (3)  three-quarters of our entire Board
                                            of Directors must affirmatively
                                            resolve in good faith to terminate
                                            you for Cause; and

                                       (4)  you must receive a copy of the
                                            Board resolution setting forth the
                                            particulars of the for Cause
                                            termination and a notice of
                                            termination."


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         7. Section 10(j) is amended by changing the reference from "Qualifying
Employment" to "Vesting Service".

         8. Section 10(l) is amended by changing the reference from "Service" to "Benefit Service".

         9. Section 10 is amended to reorder the definitions in alphabetical order.

         Except as amended hereby, all provisions of the Agreement remain in full force and effect.

                                             FORTUNE BRANDS, INC.

[Seal]

ATTEST:                                      By  /s/ Mark A. Roche
                                                ----------------------



       /s/ Elizabeth Lane
-------------------------------------
           Assistant Secretary                   /s/ Norman H. Wesley
                                             -------------------------------
                                                     Norman H. Wesley





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